EXHIBIT 99.1

NEWS RELEASE

For More Information Contact:	For Release - October 21, 2004
J. Downey Bridgwater, President & Chief Executive Officer 713-507-2670 Stephen Raffaele, Executive Vice President & Chief Financial Officer 713-507-7408

STERLING BANCSHARES REPORTS THIRD QUARTER 2004 EARNINGS

HOUSTON, TX, October 21, 2004 – Sterling Bancshares, Inc. (NASDAQ: SBIB) today announced results for the third quarter ended September 30, 2004.

The Company reported net income of $6.5 million or $0.14 per diluted share for the third quarter of 2004 compared to $27.3 million or $0.61 per diluted share for the third quarter of 2003. Net income for the third quarter of 2003 included after-tax income of $19.9 million or $0.44 per diluted share from the Company’s mortgage-banking segment which was sold on September 30, 2003 and separately reported as discontinued operations. Income from continuing operations for the third quarter of 2003 was $7.4 million or $0.17 per diluted share.

For the nine months ended September 30, 2004, net income was $18.8 million or $0.42 per diluted share compared with $43.2 million or $0.97 per diluted share earned for the same period in 2003. Net income for the nine months ended September 30, 2004, includes after-tax net gains on the sales of securities of $3.0 million or $0.07 per diluted share and impairment charges on certain bank properties of $721 thousand or $0.02 per diluted share, net of taxes. Net income for the 2003 period included income from discontinued operations of $20.1 million or $0.45 per diluted share and an after-tax net gain on the sale of rural banking offices of $2.1 million or $0.05 per diluted share.

“I am pleased with the Company’s performance for the third quarter,” commented J. Downey Bridgwater, President and Chief Executive Officer. “Our earnings reflect an increase in our net interest margin, asset quality within our targeted ranges and growth in our loan portfolio as we focus on serving our new and existing customers. By continuing our focus on the owner-operated business market and generating quality loan growth, we believe that Sterling will continue to capitalize on the strengthening economy, growing Texas markets and rising interest rate environment,” he added.

The Company continued its expense management initiative during the quarter. Numerous expense reduction and alignment projects have been identified including the consolidation of smaller offices, disposition of unprofitable initiatives, modification of certain perquisite benefit programs and continued reductions of staffing levels through attrition. These projects are expected to continue to reduce the Company’s current noninterest expense base during the remainder of 2004 and allow for greater control of expense growth in 2005.

As one of these initiatives, the Company sold one unprofitable banking facility during the third quarter of 2004. This sale is expected to reduce noninterest expenses by $440 thousand annually. “With the increases in our net interest margin and higher revenues, we expect these expense

Sterling Bancshares, Inc. News Release

October 21, 2004

initiatives to improve Sterling’s efficiency ratio to the mid-60% level by mid- to late-2005,” said Mr. Bridgwater. “Throughout the entire process of implementing these initiatives, we have maintained our focus on providing the high level of personal service that our customers expect,” he commented.

Net interest income was $34.3 million for the third quarter of 2004, an increase of $1.9 million from the second quarter of 2004. The net interest margin for the third quarter of 2004 was 4.75%, up 20 basis points from the second quarter of 2004 and up 17 basis points from the 4.58% margin for the third quarter of 2003. During the third quarter of 2004, the Federal Open Market Committee increased overnight interest rates by 50 basis points for a total increase of 75 basis points for the year.

Period-end loans increased $58.9 million to $2.2 billion at September 30, 2004, up 2.7% from June 30, 2004, or 10.8% linked-quarter annualized. On average, loans were up $16.3 million during the third quarter of 2004.

Average total deposits for the third quarter of 2004 were $2.4 billion, down $58.6 million on a linked-quarter basis. Average brokered deposits decreased $101.6 million from the second quarter of 2004 as the Company reduced brokered deposits in order to fully utilize increases in core deposits and pursue other more favorable borrowing alternatives. The Company’s average core deposits increased $35.8 million during the third quarter. Core deposits are a stable source of inexpensive funding for the Company. Noninterest-bearing deposits comprised 36.7% of total deposits at September 30, 2004, a ratio above most of the Company’s industry peers.

Overall, the allowance for credit losses at September 30, 2004 was $28.0 million and represented 1.26% of total period-end loans, flat compared to June 30, 2004. At September 30, 2004, the allowance was 232.45% of nonperforming loans. The provision for credit losses for the third quarter of 2004 was $2.1 million, down $2.0 million from $4.1 million for the third quarter of 2003.

At September 30, 2004, nonperforming assets were $16.3 million or 0.73% of total loans and foreclosed properties, an improvement of 28.1% since September 30, 2003. Net charge-offs for the third quarter of 2004 were $1.5 million or 0.27% annualized of average total loans, compared to $4.4 million or 0.65% annualized of average total loans in the third quarter of 2003.

Noninterest income was $6.8 million in the third quarter of 2004, down $683 thousand compared with the third quarter of last year. Noninterest expense for the third quarter of 2004 was $29.5 million, up $1.6 million as compared with the third quarter of 2003. This increase was primarily attributable to the operating expenses of two additional offices.

On September 30, 2003, the Company sold its mortgage-banking segment resulting in an after-tax gain of $22.1 million. The results of its operations and gain on sale are reported as income from discontinued operations. Separately, as a banking operation, Sterling Bank benefited by financing the mortgage-banking operation’s mortgage loans held for sale. Due to decisions made by the buyer, Sterling Bank lost the benefit of the mortgage warehouse shortly after completing the sale.

At September 30, 2004, Sterling had total assets of $3.2 billion, total loans of $2.2 billion and total deposits of $2.4 billion. Shareholders’ equity of $307 million at September 30, 2004 was 9.50% of total assets. Book value per common share at period-end was $6.84.

Sterling Bancshares, Inc. News Release

October 21, 2004

Conference Call

Downey Bridgwater and Stephen Raffaele invite investors and analysts to listen to the Company’s third quarter earnings conference call that will be broadcast live via telephone and over the Internet on Thursday, October 21, 2004 at 11:00AM Eastern Time. To participate, please visit the Investor Relations section of the Company’s web site at www.banksterling.com or call (630) 691-2748. An audio archive of the call will be available on the web site beginning Friday, October 22, 2004.

Forward-Looking Statements

Except for historical information contained herein, this press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company’s liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; the effect of changes in accounting policies and practices, as may be adopted by regulatory agencies, as well as the Financial Accounting Standards Board and other accounting regulatory agencies; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company’s business. Please also read the additional risks and factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

About Sterling Bancshares

Sterling Bancshares, Inc., is a Houston-based bank holding company with total assets of $3.2 billion, which operates 36 banking offices in the greater metro areas of Houston, San Antonio, and Dallas, Texas. These cities are the 4th, 8th and 9th largest in the United States based on population. The Company’s common stock is traded through the NASDAQ National Market System under the symbol “SBIB”.

–Tables to follow –

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended			Year-to-date
	Sep. 30, 2004	Jun. 30, 2004	Sep. 30, 2003	Sep. 30, 2004	Sep. 30, 2003
Profitability
Income from continuing operations	$6,486	$7,073	$7,425	$18,793	$23,157
Income from discontinued operations	$—	$—	$19,916	$—	$20,062

Net income	$6,486	$7,073	$27,341	$18,793	$43,219

Earnings per common share from continuing operations (1)
Basic	$0.14	$0.16	$0.17	$0.42	$0.53
Diluted	$0.14	$0.16	$0.17	$0.42	$0.52
Earnings per common share from discontinued operations (1)
Basic	$—	$—	$0.45	$—	$0.45
Diluted	$—	$—	$0.44	$—	$0.45
Earnings per common share (1)
Basic	$0.14	$0.16	$0.62	$0.42	$0.98
Diluted	$0.14	$0.16	$0.61	$0.42	$0.97

Return on average common equity (2)
Total	8.51%	9.45%	40.60%	8.36%	22.06%
Continuing operations	8.51%	9.45%	11.03%	8.36%	11.82%
Return on average assets (2)
Total	0.82%	0.91%	3.16%	0.80%	1.69%
Continuing operations	0.82%	0.91%	0.86%	0.80%	0.91%

Net interest margin	4.75%	4.55%	4.58%	4.63%	4.72%

Efficiency ratio	71.86%	69.77%	64.63%	71.25%	62.88%

Liquidity and Capital Ratios
Average loans to average deposits	90.36%	87.56%	108.42%	88.41%	103.44%
Period-end shareholders’ equity to total assets	9.50%	9.62%	9.19%	9.50%	9.19%
Average shareholders’ equity to average assets	9.67%	9.61%	7.78%	9.54%	7.69%
Period-end tangible capital to total tangible assets	7.66%	7.69%	7.65%	7.66%	7.65%
Tier 1 capital to risk-weighted assets	12.34%	12.58%	11.91%	12.34%	11.91%
Total capital to risk-weighted assets	15.23%	15.46%	14.92%	15.23%	14.92%
Tier 1 leverage ratio (Tier 1 capital to average assets)	10.42%	10.30%	9.23%	10.42%	9.23%

Other Data
Shares used in computing earnings per common share
Basic	44,881	44,796	44,202	44,793	44,097
Diluted	45,360	45,234	44,852	45,259	44,765
End of period common shares outstanding	44,917	44,853	44,232	44,917	44,232
Book value per common share at period-end
Total	$6.84	$6.62	$6.49	$6.84	$6.49
Tangible	$5.40	$5.18	$5.31	$5.40	$5.31
Cash dividends paid per common share	$0.050	$0.050	$0.045	$0.150	$0.135
Common stock dividend payout ratio	34.59%	31.66%	7.27%	35.74%	13.77%
Full-time equivalent employees	994	1,024	985	994	985
Number of banking offices	36	37	35	36	35

STERLING BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(dollars in thousands)

	Sep. 30, 2004	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003
ASSETS
Cash and cash equivalents	$94,802	$131,489	$118,240	$136,764	$134,133
Interest-bearing deposits in financial institutions	1,175	1,600	1,324	1,358	1,338
Trading assets	123,880	92,751	137,623	172,825	131,597
Available-for-sale securities, at fair value	531,702	473,787	542,636	522,936	312,005
Held-to-maturity securities, at amortized cost	78,087	45,385	39,053	42,157	45,973

Loans held for sale	7,036	13,895	10,730	26,308	311,729
Loans held for investment	2,219,397	2,153,589	2,137,245	2,130,731	2,010,253

Total loans	2,226,433	2,167,484	2,147,975	2,157,039	2,321,982
Allowance for credit losses	(27,959)	(27,329)	(26,609)	(30,722)	(31,350)

Loans, net	2,198,474	2,140,155	2,121,366	2,126,317	2,290,632

Premises and equipment, net	41,683	43,679	48,572	48,541	44,845
Real estate acquired by foreclosure	3,731	2,608	1,497	2,124	2,669
Goodwill	62,480	62,480	62,480	62,933	50,354
Core deposit intangible, net	1,954	2,078	2,202	2,326	1,757
Accrued interest receivable	10,986	10,787	12,203	12,046	11,549
Other assets	85,095	83,409	76,089	76,553	99,077

TOTAL ASSETS	$3,234,049	$3,090,208	$3,163,285	$3,206,880	$3,125,929

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$879,125	$845,874	$862,729	$834,313	$961,877
Interest-bearing demand	919,822	977,943	911,983	929,577	862,271
Certificates and other time deposits	593,236	664,788	731,640	654,479	592,114

Total deposits	2,392,183	2,488,605	2,506,352	2,418,369	2,416,262
Other borrowed funds	377,750	149,750	201,950	324,160	231,956
Notes payable	—	—	—	—	17,028
Subordinated debt	47,360	45,254	48,319	46,533	47,453
Junior subordinated debt (3)	82,475	82,475	82,475	82,475	82,475
Accrued interest payable and other liabilities	26,916	26,860	24,329	42,747	43,625

Total liabilities	2,926,684	2,792,944	2,863,425	2,914,284	2,838,799

COMMITMENTS AND CONTINGENCIES	—	—	—	—	—

SHAREHOLDERS’ EQUITY
Convertible preferred stock	20	20	20	20	20
Common stock	44,917	44,853	44,756	44,642	44,232
Capital surplus	51,565	50,853	50,036	48,953	46,329
Retained earnings	209,893	205,651	200,818	197,819	193,928
Accumulated other comprehensive income, net of tax	970	(4,113)	4,230	1,162	2,621

Total shareholders’ equity	307,365	297,264	299,860	292,596	287,130

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,234,049	$3,090,208	$3,163,285	$3,206,880	$3,125,929

STERLING BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended					Year-to-date
	Sep. 30, 2004	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003	Sep. 30, 2004	Sep. 30, 2003
Interest income:
Loans, including fees	$34,635	$33,023	$33,234	$32,766	$40,396	$100,892	$121,592
Securities:
Taxable	5,560	4,977	5,020	3,864	2,162	15,557	7,087
Non-taxable	520	464	455	489	529	1,439	1,773
Trading assets	1,084	991	1,462	977	857	3,537	2,590
Federal funds sold	25	23	20	63	27	68	113
Deposits in financial institutions	13	16	15	16	17	44	53

Total interest income	41,837	39,494	40,206	38,175	43,988	121,537	133,208

Interest expense:
Demand and savings deposits	1,239	1,080	953	1,016	987	3,272	3,736
Certificates and other time deposits	3,006	3,275	3,365	3,094	3,461	9,646	11,514
Other borrowed funds	1,047	586	681	504	1,491	2,314	4,417
Notes payable	—	—	—	128	137	—	457
Subordinated debt	678	620	595	598	589	1,893	1,305
Junior subordinated debt (3)	1,616	1,587	1,591	1,592	1,590	4,794	4,787

Total interest expense	7,586	7,148	7,185	6,932	8,255	21,919	26,216

Net interest income	34,251	32,346	33,021	31,243	35,733	99,618	106,992
Provision for credit losses	2,115	2,781	3,500	3,000	4,150	8,396	14,698

Net interest income after provision for credit losses	32,136	29,565	29,521	28,243	31,583	91,222	92,294

Noninterest income:
Customer service fees	3,589	3,688	3,921	3,853	4,061	11,198	12,361
Net gain on the sale of banking offices	—	—	—	277	—	—	3,240
Net gain on the sale of securities	310	4,128	143	531	—	4,581	374
Net gain (loss) on the sale of trading assets	(192)	154	348	154	405	310	1,032
Other	3,088	2,807	2,805	2,614	3,012	8,700	8,834

Total noninterest income	6,795	10,777	7,217	7,429	7,478	24,789	25,841

Noninterest expense:
Salaries and employee benefits	17,510	17,175	17,687	15,609	16,583	52,372	49,916
Occupancy expense	3,945	3,743	3,597	3,656	3,996	11,285	11,708
Technology	1,643	1,537	1,388	1,452	1,289	4,568	3,718
Professional fees	1,333	1,395	1,062	1,324	1,317	3,790	3,300
Postage, delivery and supplies	746	816	875	838	831	2,437	2,636
Marketing	250	539	386	418	195	1,175	1,080
Core deposit intangible amortization	125	124	124	126	111	373	339
Other	3,943	4,756	3,943	4,469	3,607	12,642	10,827

Total noninterest expense	29,495	30,085	29,062	27,892	27,929	88,642	83,524

Income before income taxes	9,436	10,257	7,676	7,780	11,132	27,369	34,611
Provision for income taxes	2,950	3,184	2,442	2,583	3,707	8,576	11,454

Income from continuing operations	$6,486	$7,073	$5,234	$5,197	$7,425	$18,793	$23,157

Income from discontinued operations before income taxes	—	—	—	1,101	44,426	—	44,719
Provision for income taxes	—	—	—	407	24,510	—	24,657

Income from discontinued operations:	—	—	—	694	19,916	—	20,062

Net income	$6,486	$7,073	$5,234	$5,891	$27,341	$18,793	$43,219

Earnings per share from continuing operations (1):
Basic	$0.14	$0.16	$0.12	$0.12	$0.17	$0.42	$0.53

Diluted	$0.14	$0.16	$0.12	$0.12	$0.17	$0.42	$0.52

Earnings per share (1):
Basic	$0.14	$0.16	$0.12	$0.13	$0.62	$0.42	$0.98

Diluted	$0.14	$0.16	$0.12	$0.13	$0.61	$0.42	$0.97

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended
	Sep. 30, 2004			Jun. 30, 2004
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Interest-Earning Assets:
Loans held for sale	$14,356	$304	8.43%	$11,568	$187	6.50%
Loans held for investment:
Taxable	2,158,193	34,268	6.32%	2,144,582	32,771	6.15%
Non-taxable	3,953	63	6.34%	4,064	65	6.43%
Securities:
Taxable	520,018	5,560	4.25%	529,652	4,977	3.78%
Non-taxable	49,108	520	4.21%	42,817	464	4.36%
Trading assets	113,252	1,084	3.81%	113,392	991	3.52%
Federal funds sold	6,980	25	1.43%	9,709	23	0.94%
Deposits in financial institutions	1,471	13	3.58%	1,874	16	3.39%

Total interest-earning assets	2,867,331	41,837	5.80%	2,857,658	39,494	5.56%

Noninterest-earning assets	271,561			276,848

Total Assets	$3,138,892			$3,134,506

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$959,840	1,239	0.51%	$934,732	1,080	0.46%
Certificates and other time	614,241	3,006	1.95%	713,283	3,275	1.85%
Other borrowed funds	270,682	1,047	1.54%	212,123	586	1.11%
Subordinated debt	45,905	678	5.87%	46,298	620	5.39%
Junior subordinated debt (3)	82,475	1,616	7.80%	82,475	1,587	7.74%

Total interest-bearing liabilities	1,973,143	7,586	1.53%	1,988,911	7,148	1.45%

Noninterest-bearing sources:
Noninterest-bearing liabilities	862,246			844,394
Shareholders’ equity	303,503			301,201

Total Liabilities and Shareholders’ Equity	$3,138,892			$3,134,506

Net Interest Income & Margin		$34,251	4.75%		$32,346	4.55%

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Year-to-date
	Sep. 30, 2004			Sep. 30, 2003
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Interest-Earning Assets:
Loans held for sale	$11,721	$619	7.06%	$585,303	$23,844	5.45%
Loans held for investment:
Taxable	2,148,655	100,078	6.22%	2,000,584	97,525	6.52%
Non-taxable	4,068	195	6.40%	4,673	223	6.38%
Securities:
Taxable	525,889	15,557	3.95%	252,001	7,087	3.76%
Non-taxable	44,491	1,439	4.32%	53,940	1,773	4.39%
Trading assets	130,089	3,537	3.63%	118,323	2,590	2.93%
Federal funds sold	9,193	68	0.98%	14,311	113	1.06%
Deposits in financial institutions	1,608	44	3.68%	1,262	53	5.61%

Total interest-earning assets	2,875,714	121,537	5.65%	3,030,397	133,208	5.88%

Noninterest-earning assets	275,767			382,751

Total Assets	$3,151,481			$3,413,148

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$945,246	3,272	0.46%	$894,814	3,736	0.56%
Certificates and other time	682,133	9,646	1.89%	684,051	11,514	2.25%
Other borrowed funds	243,632	2,314	1.27%	466,660	4,417	1.27%
Notes payable	—	—	—	19,343	457	3.16%
Subordinated debt	46,437	1,893	5.45%	30,620	1,305	5.70%
Junior subordinated debt (3)	82,475	4,794	7.76%	82,475	4,787	7.76%

Total interest-bearing liabilities	1,999,923	21,919	1.46%	2,177,963	26,216	1.61%

Noninterest-bearing sources:
Noninterest-bearing liabilities	850,962			972,849
Shareholders’ equity	300,596			262,336

Total Liabilities and Shareholders’ Equity	$3,151,481			$3,413,148

Net Interest Income & Margin		$99,618	4.63%		$106,992	4.72%

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended
	Sep. 30, 2004	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003
Condensed Average Balance Sheet
Loans held for sale	$14,356	$11,568	$9,210	$14,292	$621,113
Loans held for investment	2,162,146	2,148,646	2,147,272	2,081,444	2,034,079

Total loans	2,176,502	2,160,214	2,156,482	2,095,736	2,655,192
Securities	569,126	572,469	569,559	459,945	302,940
Trading assets	113,252	113,392	163,807	147,675	126,349
Other earning assets	8,451	11,583	12,395	29,784	14,066

Total earning assets	2,867,331	2,857,658	2,902,243	2,733,140	3,098,547
Goodwill	62,481	62,480	62,715	57,955	50,354
Core deposit intangible, net	2,010	2,142	2,266	2,481	1,815
Other assets	207,070	212,226	213,956	218,450	249,423
Assets related to discontinued operations	—	—	—	—	36,683

Total assets	$3,138,892	$3,134,506	$3,181,180	$3,012,026	$3,436,822

Noninterest bearing deposits	$834,566	$819,189	$808,109	$842,748	$913,403
Interest-bearing deposits:
Demand and savings	959,840	934,732	941,006	908,949	877,274
Certificates and other time deposits	554,830	552,292	559,189	558,757	546,814
Brokered deposits	59,411	160,991	160,431	49,405	111,403

Total deposits	2,408,647	2,467,204	2,468,735	2,359,859	2,448,894
Other borrowed funds	270,682	212,123	247,794	172,627	527,771
Notes payable	—	—	—	16,598	17,553
Subordinated debt	45,905	46,298	47,112	46,607	46,356
Junior subordinated debt (3)	82,475	82,475	82,475	82,475	82,475
Accrued interest payable and other liabilities	27,680	25,205	38,012	44,272	10,390
Liabilities related to discontinued operations	—	—	—	—	35,995

Total liabilities	2,835,389	2,833,305	2,884,128	2,722,438	3,169,434
Shareholders’ equity	303,503	301,201	297,052	289,588	267,388

Total liabilities and shareholders’ equity	$3,138,892	$3,134,506	$3,181,180	$3,012,026	$3,436,822

	Sep. 30, 2004	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003
Period-end Loans:
Loans held for sale	$7,036	$13,895	$10,730	$26,308	$311,729
Loans held for investment:
Commercial and industrial	628,287	615,055	624,600	666,767	627,378
Real estate:
Commercial	964,253	922,135	885,041	829,704	764,207
Construction and development	340,916	326,382	323,978	327,368	320,724
Residential mortgage	193,509	191,121	201,541	201,948	188,228
Consumer/other	92,432	98,896	102,085	104,944	109,716

Loans held for investment	2,219,397	2,153,589	2,137,245	2,130,731	2,010,253

Total period-end loans	$2,226,433	$2,167,484	$2,147,975	$2,157,039	$2,321,982

Period-end Deposits:
Noninterest-bearing demand	$879,125	$845,874	$862,729	$834,313	$961,877
Interest-bearing demand	919,822	977,943	911,983	929,577	862,271
Certificates and other time deposits:
Jumbo	344,560	341,691	339,023	386,914	326,027
Regular	202,572	205,838	209,830	212,799	213,734
Brokered deposits	46,104	117,259	182,787	54,766	52,353

Total period-end deposits	$2,392,183	$2,488,605	$2,506,352	$2,418,369	$2,416,262

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended					Year-to-date
	Sep. 30, 2004	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003	Sep. 30, 2004	Sep. 30, 2003
Allowance for Credit Losses
Allowance for credit losses at beginning of period	$27,329	$26,609	$30,722	$31,350	$31,574	$30,722	$27,248
Charge-offs:
Commercial, financial, and industrial	1,570	1,906	5,574	4,282	2,514	9,050	6,315
Real estate, mortgage and construction	201	719	2,295	399	1,753	3,215	4,087
Consumer	355	218	499	271	661	1,072	1,319

Total charge-offs	2,126	2,843	8,368	4,952	4,928	13,337	11,721

Recoveries:
Commercial, financial, and industrial	568	732	586	380	435	1,886	1,067
Real estate, mortgage and construction	6	9	91	6	9	106	151
Consumer	67	41	78	83	110	186	260

Total recoveries	641	782	755	469	554	2,178	1,478

Net charge-offs	1,485	2,061	7,613	4,483	4,374	11,159	10,243
Allowance associated with acquired institution	—	—	—	855	—	—	—
Allowance sold with divestiture	—	—	—	—	—	—	353
Provision for credit losses	2,115	2,781	3,500	3,000	4,150	8,396	14,698

Allowance for credit losses at end of period	$27,959	$27,329	$26,609	$30,722	$31,350	$27,959	$31,350

Nonperforming Assets
Nonperforming loans - nonaccrual	$12,028	$10,806	$16,369	$33,887	$19,788	$12,028	$19,788
Real estate acquired by foreclosure	3,731	2,608	1,497	2,124	2,669	3,731	2,669
Other repossessed assets	552	273	1,189	169	237	552	237

Total nonperforming assets	$16,311	$13,687	$19,055	$36,180	$22,694	$16,311	$22,694

Potential problem loans	$62,417	$62,638	$66,055	$66,482	$72,984	$62,417	$72,984

Accruing loans past due 90 days or more	$1,195	$3,987	$21	$35	$5,118	$1,195	$5,118

Ratios
Period-end allowance for credit losses to period-end loans	1.26%	1.26%	1.24%	1.42%	1.35%	1.26%	1.35%
Net charge-offs to average loans (2)	0.27%	0.38%	1.42%	0.85%	0.65%	0.69%	0.53%
Period-end allowance for credit losses to nonperforming loans	232.45%	252.91%	162.56%	90.66%	158.43%	232.45%	158.43%
Nonperforming assets to period-end loans, real estate acquired by foreclosure and other repossessed assets	0.73%	0.63%	0.89%	1.68%	0.98%	0.73%	0.98%
Nonperforming loans to period-end loans	0.54%	0.50%	0.76%	1.57%	0.85%	0.54%	0.85%
Nonperforming assets to period-end assets	0.50%	0.44%	0.60%	1.13%	0.73%	0.50%	0.73%

STERLING BANCSHARES, INC.

DISCONTINUED OPERATIONS INCOME STATEMENTS (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended					Year-to-date
	Sep. 30, 2004	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003	Sep. 30, 2004	Sep. 30, 2003
Net interest income after provision for credit losses	$—	$—	$—	$—	$(699)	$—	$(4,407)

Noninterest income:
Gain on the sale of mortgage loans	—	—	—	—	9,237	—	34,621
Mortgage origination income	—	—	—	—	6,228	—	23,823
Gain on the sale of Sterling Capital Mortgage Company	—	—	—	1,800	45,983	—	45,983
Other	—	—	—	—	2,889	—	8,064

Total noninterest income	—	—	—	1,800	64,337	—	112,491

Noninterest expense:
Salaries and employee benefits	—	—	—	—	8,105	—	24,246
Occupancy expense	—	—	—	—	3,356	—	9,420
Technology	—	—	—	—	299	—	878
Professional fees	—	—	—	—	341	—	773
Postage, delivery and supplies	—	—	—	—	824	—	2,582
Mortgage servicing rights amortization and impairment	—	—	—	—	1,155	—	16,615
Minority interest expense	—	—	—	—	3	—	40
Other	—	—	—	699	5,129	—	8,811

Total noninterest expense	—	—	—	699	19,212	—	63,365

Income from discontinued operations before income taxes	—	—	—	1,101	44,426	—	44,719
Provision for income taxes	—	—	—	407	24,510	—	24,657

Income from discontinued operations	$—	$—	$—	$694	$19,916	$—	$20,062

Earnings per share from discontinued operations:
Basic	$—	$—	$—	$0.01	$0.45	$—	$0.45

Diluted	$—	$—	$—	$0.01	$0.44	$—	$0.45

STERLING BANCSHARES, INC.

FOOTNOTES TO EARNINGS RELEASE

(1)	Earnings per share in each quarter from continuing operations, discontinued operations and net income is computed individually using the weighted-average number of shares outstanding during that quarter while earnings per share for the full period is computed using the weighted-average number of shares outstanding during the year. Thus, the sum for the quarters and net income from continuing and discontinued operations earnings per share does not necessarily equal the full period and net income earnings per share.

(2)	Interim periods annualized.

(3)	On January 1, 2004, the Company adopted FIN 46R, Consolidation of Variable Interest Entities. Upon adoption, the trusts that previously issued the outstanding company-obligated mandatorily redeemable trust preferred securities were deconsolidated from the Company’s consolidated financial statements. Instead, the junior subordinated debentures issued by the Company to these subsidiary trusts are shown as liabilities in the consolidated balance sheets and interest expense associated with the junior subordinated debentures are shown in the consolidated statements of income. The consolidated financial statements and resultant interest yields and other financial ratios have been restated to reflect the adoption of FIN 46R. Adoption of FIN 46R did not affect previously reported amounts for net income or equity.